SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 31, 2010
Date of Report (Date of earliest event reported)
Anchor BanCorp Wisconsin Inc.
(Exact Name of Registrant as Specified in its Charter)
WI
(State or Other Jurisdiction of Incorporation)

000-20006	391726871
(Commission File Number)	(IRS Employer Identification No.)
25 West Main Street, Madison, Wisconsin 57303
(Address of Principal Executive Office) (Zip Code)
608-252-8982
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Definitive Agreement.
On March 31, 2010, Anchor BanCorp Wisconsin Inc. (the “Company”) and Badger Anchor Holdings, LLC (“Badger Holdings”) mutually terminated agreements entered into in December 2009 pursuant to which Badger Holdings would have made up to a $400 million investment in the Company, including a term loan in the aggregate principal amount of $110 million.
The parties terminated the Agreements because several conditions to closing had not been met. The Company intends to continue discussions with Badger Holdings regarding a possible transaction as well as pursue other alternatives to enable it to provide a Capital Restoration Plan satisfactory to the Office of Thrift Supervision (“OTS”) in connection with the previously disclosed notification from OTS that the Company’s wholly-owned subsidiary Anchor Bank is “undercapitalized” under Part 565 of the OTS Rules and Regulations.
For more information on this event, please refer to the press release furnished as Exhibit 99.1 to this report.
Item 8.01 Other Events.
On April 2, 2010, the Company announced it engaged Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) as financial advisor to assist the Company in evaluating strategic alternatives.
For more information on this event, please refer to the press release furnished as Exhibit 99.2 to this report.
Item 9.01 Financial Statements and Exhibits.
On April 2, 2010, the Company issued press releases announcing termination of the above-referenced agreements with Badger Holdings and the engagement of Sandler O’Neill. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2. The information in the press releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward Looking Statements
This filing contains certain statements that may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements include statements about the company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based upon various factors (some of which may be beyond the Company’s control). The words “may,” “could,” “should,” “would,” “believe,” and similar expressions are intended to identify forward- looking statements.
EXHIBIT INDEX

99.1	Press Release regarding Badger Holdings, dated April 2, 2010.
99.2	Press Release regarding Sandler O’Neill, dated April 2, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin, Inc.
Date: April 5, 2010	By:	/s/ Mark Timmerman
Executive Vice President, Secretary
and General Counsel